UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

Live Ventures Incorporated

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 702-997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

Acquisition of SW Financial

On June 14, 2021 (the “Execution Date”), Live Ventures Incorporated (the “Company”) agreed to acquire 100.0% of the outstanding membership interests in Salomon Whitney LLC, a New York limited liability company d/b/a SW Financial (“SW Financial”), for approximately $7.0 million, as described below.  SW Financial is a broker-dealer that is registered with the U.S. Securities and Exchange Commission (“SEC”), as SEC #8-67688, and with the Financial Industry Regulatory Authority, Inc. (“FINRA”), having Central Registration Depository #145012.

On the Execution Date, SW Affiliated Holdings LLC, a Nevada limited liability company and a wholly-owned subsidiary of the Company (the “Purchaser”), entered into a definitive Membership Interest Purchase Agreement (the “Purchase Agreement”) with Angia Holdings LLC, a New York limited liability company (the “Seller”), and SW Financial.  Pursuant to the Purchase Agreement, the Purchaser agreed to acquire from the Seller all of the outstanding membership interests (the “Units”) in SW Financial on the following terms:

•

on the Execution Date, the Purchaser acquired 24.9% of the Units in exchange for, among other consideration described in the Purchase Agreement, an initial payment to the Seller of approximately $1.7 million and a non-refundable deposit to the Seller in the amount of approximately $4.2 million;

•	the remaining 75.1% of the Units (the “Remaining Units”) were deposited into escrow with the Seller’s legal counsel; and

•	an additional $1.0 million will be paid to the Seller upon FINRA’s approval of the change in control of SW Financial, but no later than December 31, 2021.

The closing (the “Closing”) of the acquisition of the Remaining Units by the Purchaser is subject to customary conditions, including, approval by FINRA.  On the Execution Date, the Purchaser and the Seller entered into an amended and restated operating agreement (the “Operating Agreement”) of SW Financial that governs the management of SW Financial from and after the Effective Date.

On the Execution Date, the two principals of the Seller entered into employment agreements with SW Financial. Each employment agreement provides that each principal shall be entitled to, among other things, an annual base salary, a cash bonus equal to a specified percentage of SW Financial’s annual adjusted earnings before interest, income taxes, depreciation, and amortization for a specified period, and severance benefits contingent upon the relevant principal agreeing to a general release of claims in favor of SW Financial following termination of employment in certain circumstances.  Each employment agreement also contains confidentiality, non-competition, non-solicitation, and non-disparagement provisions.

The Purchase Agreement contains customary representations, warranties, covenants (including covenants relating to SW Financial’s operations under the rules and regulations of FINRA and restrictions on distributions by SW Financial until the Closing), and agreements of the Purchaser and the Seller, including indemnification rights in favor of the Purchaser.  The parties have agreed to use their reasonable best efforts to satisfy the conditions to Closing, including, but not limited to, obtaining FINRA approval.

The foregoing brief summary description of certain terms and provisions of the Purchase Agreement and the transactions contemplated therein do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K.  The Operating Agreement is attached as an exhibit to the Purchase Agreement.

The Purchase Agreement and the description above have been included to provide investors and securityholders with certain information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about the Company, the Purchaser, or their respective subsidiaries, affiliates, or stockholders or the terms and conditions of the Purchase Agreement. The representations, warranties, and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors or securityholders. Investors and securityholders should be aware that the representations, warranties, and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, the Purchaser, or any of their respective subsidiaries, affiliates, businesses, or securityholders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the Execution Date. Accordingly, investors and securityholders should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries, including the Purchaser, that the Company includes in reports, statements, and other filings it makes with the SEC.

Item 8.01. Other Events.

On June 17, 2021, Live Ventures issued a press release announcing the acquisition of SW Financial. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)        Exhibits.

Exhibit Number	Description

2.1

Membership Interest Purchase Agreement, dated as of the June 14, 2021 by and among Angia Holdings LLC, a New York limited liability company, Salomon Whitney LLC, d/b/a SW Financial, and SW Affiliated Holdings, LLC

99.1	Press Release, dated June 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: June 17, 2021

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